Spin-Off Transaction & Archeo Summary Exhibit 99.4 November 2012

www.marchex.com

SAFE HARBOR STATEMENT
This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. In addition, there are certain risks and uncertainties relating to our announced spin-off transaction which contemplates a separation of our mobile and call advertising business and our domain and advertising marketplace business, including, but not limited to, the impact and possible disruption to our operations, the timing and certainty of completing the transaction, the high costs in connection with the spin-off which we would not be able to recoup if the spin-off is not consummated, the expectation that the spin-
off will be tax-free, revenue and growth expectations for the two independent companies following the spin-off, unanticipated developments that may delay or negatively impact the spin-off, and the ability of each business to operate as an independent entity upon completion of the spin-off. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex's actual results to differ materially from those indicated by such forward-looking statements which are described in the "Risk
Factors" section of our most recent periodic report and registration statement filed with the Securities and Exchange Commission. All of the information provided in this presentation is as of today’s date and we undertake no duty to update the information provided herein.

www.marchex.com

Transaction Overview
Marchex intends to pursue the separation of its business into two distinct, publicly-traded entities: Marchex and Archeo
Archeo shares will be distributed to existing Marchex shareholders in a tax-free spin-off transaction on a pro rata basis
Archeo will operate independently with a new management team
Subject to Board approval over the coming months

Rationale for Company Separation
Marchex
Pure play mobile advertising
company focused on pay for
call advertising and analytics
Archeo
Premium domain and advertising
marketplace that enables for the
buying, selling and development of
digital properties and ad inventory
Allow both Marchex and Archeo to
increase strategic focus, build on
unique assets and accelerate growth
www.marchex.com

www.marchex.com

Archeo’s Assets – An Opportunity to Unlock Value
200,000+ best-in-class domains with very
meaningful value
Significant domain inventory provides a long-term
sales window
Unique, premium advertising marketplace with multiple
growth catalysts
Potential to build out more proprietary sites
Rich Assets + Ability to Monetize = Strategic Flexibility

www.marchex.com

Archeo Business Opportunity
Resource the Domain Marketplace
Opportunistically buy domain names to support our
marketplace
Sell more domains by accessing new sales channels
Selectively develop digital properties to add to our
advertising marketplace
Products
Growth Catalysts
Expand Advertising Marketplace
Innovative new products and technology
Expand on the existing premium publisher partnerships
Leverage proprietary digital properties to increase
advertising sales
Domain
Marketplace
(200,000+
domains)
Premium
Advertising
Marketplace
$$
2
1

$9,999,950
$8,500,000
$7,500,000
$7,000,000
$5,500,000
$5,500,000
$5,100,000
$5,000,000
$5,000,000
$4,900,000
$3,850,000
$3,500,000
$3,300,000
$3,250,000
$3,200,000
$3,000,000
$3,000,000
$3,000,000
$2,900,000
$2,750,000
fund.com
fb.com
diamond.com
beer.com
casino.com
slots.com
toys.com
korea.com
asseenontv.com
clothes.com
yp.com
shop.com
wine.com
altvista.com
software.com
loans.com
candy.com
vodka.com
wines.com
creditcards.com

MARCHEX

www.marchex.com

The Domain Aftermarket is a Big Business
Source: http://www.domaining.com/topsales/
Total value for Top-500 traditional Domain
Names sold is ~$300 MM, an average of
more than $600k per domain`
1

1

Norwegian.com
$700,000
Exterminator.com
$520,000
Vuelos.com
$500,000
LocalDeals.com
$500,000
Matrimony.com
$500,000
LiveChat.com
$433,000

MARCHEX

www.marchex.com

With one dedicated sales resource, Marchex has generated more than $30 million in domain sales, representing less than 5% of the total domain portfolio
Archeo Domain Marketplace (as Marchex)
has Successfully Monetized Domains with
Limited Resources
2012 Marchex Historical Domain sales for the 9 months ended 9/30/12 are $5.4 MM.
See list of Marchex Historical Top 500 sales and current owned domains for more detail.
Selected Sales Marchex Historical Annual Domain Sales
$4.4 MM
$4.9 MM
$6.8 MM
$9.5 MM
2008 2009 2010 2011

Opportunity for Archeo growth – 69% of market
Archeo sales to date – 31%
Q2 2012
Industry
Domain Sales

MARCHEX.

www.marchex.com

To date, all Marchex historical domain
sales have been through the
Negotiated sales channel
With additional resources, Archeo will
accelerate Negotiated sales
Additional opportunities include:
– Accessing the Buy-Now Market for
incremental revenue opportunity
– Entering the Auctions, External Transfer
and Broker sales channels
Archeo will Accelerate Domain Sales by
Accessing New Sales Channels
*SEDO Q2 2012 Domain Report
7%
External
Transfer
42%
Buy Now
31%
Negotiated
15%
Auctions
5%
Broker
1

www.marchex.com

Leverage selected premium domains for development internally and through partnership
Innovate with design and content to create valuable consumer experiences
Use proprietary data and analytics to inform priorities for growth
Potential Candidates for Development
Archeo Domain Marketplace will Selectively
Develop Digital Properties to Increase Value
Large sample of current owned Archeo domains is available at www.marchex.com/archeo
1
Business & Finance
Corporations.com
AnnualReport.com
CurrencyExchange.com
Debts/Insurance
Debts.com
Refinancing.com
InsuranceDeals.com
Miscellaneous
Cuisine.com
Toddler.com
Beijing.com
Real Estate
HomeInspections.com
HomeMovers.com
HomeLenders.com
Spanish
Mujer.com
Deportes.com
Salud.com
Home & Remodeling
Remodeling.com
Locksmiths.com
Theft.com

www.marchex.com

Archeo will Expand its Current Advertising
Marketplace Capabilities
Optimize existing business:
Continue to place national and local pay-per-click
advertisers on premium publishers
Proprietary Publishing Opportunities
Education
BestColleges.com
50States.com
Local
Yellow.com
AreaConnect.com
Technology
Finance
Refinancing.com
Debts.com
Current Premium Publisher Partner Verticals
Human
Resources
Business &
Finance
2

www.marchex.com

Archeo will Grow its Advertising Marketplace
2
National Advertisers
Local Advertisers
New
Distribution:
Strategically
add new publishers, verticals and
mobile distribution
Proprietary
Traffic:
Extend
advertising sales to Archeo digital
properties
New Ad Types:
Accelerate
product offerings, including mobile
initiatives

www.marchex.com

People
Initial team already onboard for the transition from Marchex
Will invest in experienced management
Will continue to build out sales and engineering teams
Technology
Develop additional tools necessary to deliver on the domain
marketplace strategy
Accelerate advertising product innovation to develop new offerings for our customers
Continue to derive proprietary data and analytics to inform priorities for growth
What’s to Come for Archeo

Reference Material

www.marchex.com

Resources available at www.marchex.com/archeo
Marchex Summary
Industry Top 500 Domain Sales
Marchex Historical Top 500 Domain Sales
Archeo Sample Current Domains
Additional Information